U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

        Date of Report (date of earliest event reported October 9, 2001)

                                     0-30583
                                     -------
                            (Commission File Number)

                           THAON COMMUNICATIONS, INC.
                           --------------------------
        (Exact Name of small business issuer as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

       0-30583                                            87-0622329
       -------                                            ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

        1543 West Olympic Boulevard, First Floor, Los Angeles, Ca. 90015
        ----------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (213) 252-7050
                                 --------------
                 Issuer's Telephone Number, Including Area Code

                                       N/A
                                       ---
           (former Name or Former Address, Changed Since Last Report)

Item 5.  Other Events.

         Effective October 9, 2001, Steve Aquavia and David L. Nelson were appointed as directors of Registrant.

         Steve Aquavia is the Executive Vice President of Registrant's subsidiary, Prime Time Media Solutions, and has over eight years of experience in the broadcast media and general advertising industries, having worked for Western International Media and Dailey & Associates. Mr. Aquavia is a graduate of the Marshall School of Business at the University of Southern California, having received an MBA in Marketing and Entrepreneurial Studies.

         David L. Nelson is an inactive member of the California State Bar of California and a California Licensed Real Estate Broker. Mr. Nelson's background includes experience in the tax and audit department of Deloitte Touche, and extensive experience in strategic planning and corporate structuring. He received an L.L.D. from the University of California, Hastings College of the Law and a B.S. degree in Business Administration from the University of Colorado.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Thaon Communications, Inc.


Dated: October 10, 2001                     By: /s/ Robert McNeill
                                            -------------------------
                                                    Robert Mc Neill